Summary ProspectusJuly 7, 2010

T. Rowe Price Retirement 2010 Fund — TRRAX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009, prospectus supplement dated July 7, 2010, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Acquired fund fees and expenses	0.64%
Total annual fund operating expenses	0.64%

*While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$65	$205	$357	$798

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 26.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund pursues its objective by investing in a diversified portfolio of other T. Rowe Price stock and bond funds that represent various asset classes and sectors. The fund`s allocation between T. Rowe Price stock and bond funds will change over time in relation to its target retirement date.

The fund is managed based on the specific retirement year (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the fund gradually after retirement. This fund may not be appropriate for an investor who plans to retire at or about the target date, but at an age well before or after age 65.

Over time, the allocation to asset classes and funds will change according to a predetermined "glide path" shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the fund`s asset mix becomes more conservative—both prior to and after retirement—as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower volatility of a portfolio after retiring. Although the glide path is meant to dampen the fund`s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. While the fund does not guarantee a level of income, it is intended to serve as a post-retirement investment vehicle with allocations designed to provide an income stream made up of regular withdrawals throughout retirement while providing portfolio growth that exceeds inflation.

Summary Prospectus0

At the target date, the fund`s allocation to stocks is anticipated to be approximately 55% of its assets. The fund`s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets. The remainder will be invested in fixed income securities. The allocations shown in the glide path are referred to as "neutral" allocations because they do not consider tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Equity and Fixed Income), which reflect these strategic decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.

The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the sectors within those broad asset classes to which the portfolio will have exposure, and the expected allocations to the T. Rowe Price funds that will be used to represent those sectors. The information in the table represents the neutral allocations for the fund as of August 1, 2010. The target allocations and actual allocations may differ. The fund`s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual T. Rowe Price funds.

T. Rowe Price0

2010 Fund
Asset Class		Sector	Fund	Neutral Allocation
Equity	55.00%	Domestic Large-Cap Stocks	Equity Index 500 Growth Stock Value	26.66% 3.44 3.44
		Domestic Mid-Cap Stocks	Mid-Cap Growth Mid-Cap Value	2.62 2.62
		Domestic Small-Cap Stocks	New Horizons Small-Cap Stock Small-Cap Value	1.59 1.60 1.59
		International Developed Market Stocks	International Growth & Income International Stock Overseas Stock	3.08 3.08 3.09
		International Emerging Market Stocks	Emerging Markets Stock	1.64
		Inflation Focused Stocks	Real Assets	0.55
Fixed Income	45.00	Domestic Investment-Grade Bonds	New Income	24.50
		Domestic High Yield Bonds	High Yield	3.50
		International Bonds	Emerging Markets Bond International Bond	3.50 3.50
		Inflation Focused Bonds	Inflation Focused Bond	10.00

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. You may experience losses, including losses near, at, or after the target retirement date. There is no guarantee that the fund will provide adequate income at and through your retirement. The principal risks of investing in this fund are summarized below:

Asset allocation risk The fund`s risks will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of many different areas of the market, and the fund`s overall level of risk should decline over time. However, the selection of the underlying funds and the allocation of the fund`s assets among the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

General equity risk Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. As with any fund having equity exposure, the fund`s share price can fall because of overall weakness in the stock market. The value of a stock fund in which the fund invests may decline due to general market conditions or because of factors that affect a particular industry or market sector.

Summary Prospectus0

Small- and mid-cap stock risk Investing in small- and mid-cap funds entails greater risk than investing in funds that focus on larger companies. Stocks of smaller companies are usually more volatile than stocks of larger companies because smaller companies usually have more limited financial resources and less experienced management, and seldom pay significant dividends that could help to cushion returns in a falling market.

Growth and value approach risk Because the fund invests in stock funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than value stocks and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Interest rate risk A rise in interest rates could cause the price of a bond fund in which the fund invests to fall. Generally, the longer the weighted average maturity of an underlying fund, the greater its interest rate risk.

Credit risk An issuer of a debt security or counterparty to an over-the-counter derivative held by an underlying bond fund could be downgraded or default, thereby negatively affecting the fund`s price or yield.

Liquidity risk A fund may not be able to sell a security timely or at desired prices. This risk affects both stock and bond funds in which the fund invests.

Foreign investing risk The fund`s investments in international funds may be adversely affected by economic conditions or developments overseas, or decreases in foreign currency values relative to the U.S. dollar. The risks are heightened for underlying funds that focus on emerging markets.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance. All returns assume reinvestment of dividends and capital gains distributions.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

T. Rowe Price0

The fund`s return for the six months ended 6/30/09 was 9.55%.

Average Annual Total Returns
	Periods ended December 31, 2008
	1 year	5 years	Since Inception (9/30/02)
2010 Fund
Returns before taxes	-26.71%	0.81%	5.13%
Returns after taxes on distributions	-27.70	-0.05	4.32
Returns after taxes on distributions and sale of fund shares	-16.92	0.43	4.16
Dow Jones Target 2010 Index	-10.81	3.56	6.90
Combined Index Portfolioa	-23.19	1.49	5.43

aCombined Index Portfolio is an unmanaged portfolio composed of 58.5% stocks (47% Russell 3000 Index, 11.50% MSCI All Country World EX-US Index), 33.5% bonds (Barclays Capital U.S. Aggregate Index), 8% cash (Citigroup 3-month Treasury Bill Index). The percentages will vary over time and the indices may vary over time.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Jerome A. Clark and Edmund M. Notzon III are Co-chairmen of the fund`s Investment Advisory Committee. Mr. Clark joined T. Rowe Price in 1992 and Mr. Notzon joined T. Rowe Price in 1989.

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Purchase and Sale of Fund Shares

The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

T. Rowe Price0

F140-045 7/7/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202